CAPITAL STOCK	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
CAPITAL STOCK	CAPITAL STOCK
The Reorganization on June 30, 2023 referred to in Note 1, “Organization and Nature of Business”, resulted in the Common Shares outstanding being converted from 600 shares of PGI to 20,000 shares of PACS Group (a 1 to 33.33 conversion ratio). On March 31, 2024, the Company’s board of directors approved a 1 to 6,436.1693 stock split of its issued and outstanding common stock, which was effective by amendment to the Company’s charter on April 1, 2024. As part of the amendment, the number of authorized shares of common stock was revised to 1,250,000,000 with the par value remaining at $0.001 per share, and the number of authorized shares of preferred stock was approved to be 50,000,000 with a par value of $0.001. All issued and outstanding common stock and per share amounts contained in the condensed combined/consolidated financial statements have been retrospectively adjusted to give effect to the stock split for all periods presented.
On April 15, 2024, the Company completed an IPO in which the Company issued and sold 21,428,572 shares of common stock at a public offering price of $21.00 per share, generating aggregate gross proceeds of $450,000 before underwriter discounts and commissions, fees and other expenses of $35,843. In addition, the underwriters exercised their 30-day option to purchase an additional 3,214,284 shares of the Company’s common stock at the initial public offering price from the selling stockholders, less underwriting discounts and commissions. The
Company did not receive any proceeds from any sale of shares by the selling stockholders. The Company’s common stock is traded on the New York Stock Exchange under the symbol “PACS”.
As of June 30, 2024, the amount of issued and outstanding common stock is 152,399,733. The Company has not issued any shares of preferred stock.